AGREEMENT ("Agreement") made this 2nd day of April, 2002, by and between RMS TITANIC, INC. (hereinafter called "Seller"), a Florida corporation, ARGOSY INTERNATIONAL, LTD. (hereinafter called "Purchaser"), a Grand Turks and Caicos Islands corporation, GRAHAM JESSOP (hereinafter called "Jessop"), an individual whose address is Grand Turks and Caicos Islands and DANEPATH, LTD., (hereinafter called "Corporation"), a United Kingdom corporation.

                              W I T N E S S E T H :

     WHEREAS, Seller owns the issued and outstanding shares ("Shares") of Corporation; and

     WHEREAS, Purchaser desires to purchase the Shares from Seller, and,

     WHEREAS, Jessop and Corporation desire to bind themselves to certain obligations subsequent to the signing of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties agree as follows:

     1. Sale of Shares. Subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, and transfers the Shares to Purchaser, free and clear of any lien, charge or encumbrance of whatsoever nature.

     2. Purchase Price. Subject to the terms and conditions of this Agreement in reliance on the representations, warranties and agreements of Seller contained herein, and in further consideration of the sale, assignment and delivery of the Shares, in full payment thereof, Purchaser agrees and does hereby pay to Seller and Seller agrees to and does hereby accept the aggregate sum of ONE MILLION TWO HUNDRED THOUSAND ($U.S.1,200,000) U.S. DOLLARS (the "Purchase Price").

     (a) Payment of Purchase Price. The Purchase Price shall be paid as follows:

     (i) ONE HUNDRED THOUSAND ($U.S.100,000) U.S. DOLLARS on signing of this binding agreement;

     (ii) TWO HUNDRED THOUSAND ($U.S.200,000) U.S. DOLLARS shall be paid by Purchaser to Seller three months from the date hereof (the "First Installment");

     (iii) TWO HUNDRED THOUSAND ($U.S.200,000) U.S. DOLLARS shall be paid by Purchaser to Seller six months from the date hereof (the "Second Installment");

     (iv) The balance, to wit, SEVEN HUNDRED THOUSAND ($U.S.700,000) U.S. DOLLARS shall be paid in full one year from the date of this Agreement.

Interest on the outstanding obligation shall accrue at the rate of 8% per annum and shall be paid, together with the First Installment and Second Installment and at maturity.

     (b) Alternative Payment.

     (i) Seller has the right to substitute for the Second Installment of $200,000 with interest by exercising an option during a period commencing on the date of the proposed agreement and ending on the tenth day prior to the due date of the Second Installment, to wit, six months from the date hereof to acquire from Purchaser 20% of the issued and outstanding Shares of common stock and other securities, owned beneficially and of record by Purchaser of a company to be acquired by merger or other legal mechanism of a new company (hereinafter referred to as a publicly traded company "Newco"). Purchaser shall not pre-pay the Second Installment.

     (ii) Notwithstanding anything contained in this paragraph 3, at any time within two years from the date hereof, Purchaser shall have the right to demand on Seller for Seller to transfer to Purchaser 50% of such shares of Newco acquired by Seller pursuant to subparagraph 2(b)(i) for the sum of $500,000.

     (iii) Notwithstanding anything to the contrary, Purchaser shall be given a proxy to vote Seller's Newco shares so acquired.

     3. Seller's and the Corporation's Representations and Warranties. Seller and the Corporation, jointly and severally, represent and warrant to Purchaser as follows:

     (a) Organization.

          (i) Seller was incorporated under the laws of the State of Florida and has been duly organized and is in good standing under the laws of the State of Florida.

          (ii) The Corporation was incorporated under the laws of the United Kingdom and was organized and is in good standing under the laws of the United Kingdom.

     (b) Qualification. Seller and the Corporation, jointly and by virtue of each of its activities and business is not qualified to do any business in any state or other jurisdiction, except that the Seller is duly qualified under the laws of the States of Georgia, Florida and New York.

     (c) Financial Statements. Seller has previously delivered to Purchaser its financial statements for Corporation consisting of the income statement and balance sheet, as at February 28, 2001, and November 31, 2001. The balance sheets are true and correct and presents a fair and accurate presentation of the financial condition and assets and liabilities (whether accrued, absolute, contingent, or otherwise) of the Corporation as of the dates thereof in accordance with generally accepted principles of accounting applied on a consistent basis.

     (d) Conduct of Business. Corporation is engaged in chartering of the ship "Explorer". The Corporation engages its business in accordance with law.

     (e) Injunction. Neither the Seller nor the Corporation is subject to any injunction prohibiting the transactions set forth in this Agreement.

     (f) Undisclosed Liabilities. Except to the extent reflected or reserved against in the November 31, 2001 balance sheet of the Corporation, as of that date, the Corporation had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Furthermore, Seller does not know or have any reasonable ground to know of any basis for the assertion against the Corporation of any liability or obligation as of November 31, 2001, of any nature or in any amount not fully reflected or reserved against in the November 31, 2001 balance sheet.

     (g) Absence of Certain Change. The Corporation has not since the balance sheet as of November 31, 2001:

     (i) Suffered any material adverse change in financial condition, assets, liabilities, business, or prospects;

     (ii) Paid any claim or discharged or satisfied any lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected in the Corporation's November 31,2001, balance sheet or liabilities incurred since November 31, 2001, in the ordinary course of business and consistent with past practice;

     (iii) Permitted or allowed any of its assets, tangible or intangible, to be mortgaged, pledged, or subjected to any liens or encumbrances.

     4. Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

     (a) Organization. Purchaser has been incorporated under the laws of the Grand Turks and Caicos Islands and was organized in accordance with and is in good standing in said jurisdiction.

     (b) Corporate Power. Purchaser has the corporate power and authority to carry on its business as presently being conducted.

     5. Survival of Representations; Indemnification.

     (a) Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

     (b) Indemnification. Seller, jointly and severally, agrees to indemnify Purchaser and hold it harmless from and in respect of any assessment, loss, damage, liability, cost and expenses (including without limitation, interest, penalties, and reasonable attorneys' fees) in excess of $10,000 in the aggregate, imposed upon or incurred by Purchaser (including the Corporation) resulting from any breach of any agreement, representation, or warranty of Seller. The assertion by Purchaser of its rights to indemnification under this subparagraph (b) shall not preclude the assertion by Purchaser of any other rights or the seeking of any other remedies against Seller.

     6. Delivery by Seller. Seller has delivered to Purchaser:

     (a) The certificate or certificates representing the Shares endorsed in blank and otherwise in form acceptable for transfer on the books of the Corporation with any necessary transfer tax stamps.

     (b) All contracts, minutes books, stock books, stock ledger books, accounting books and any records of Corporation.

     (c) A general release signed by Purchaser and delivered to Seller releasing all obligations owed by Seller to Purchaser.

     (d) A general release by the Seller and delivered to Purchaser releasing all the obligations owed by the Corporation to Seller.

     (e) Resignation of all directors of Corporation.

     7. Collateral. As collateral for the balance of the obligations to be owed by Purchaser to Seller:

     (a)  A  first  mortgage  lien  on  the  vessel   "Explorer"  owned  by  the
Corporation;

     (b) A pledge pursuant to pledge agreement whereby Purchaser grants to Seller a first security interest in all the common stock of Seller owned of record by Purchaser.

     8. The Corporation's Debt. The Seller owes the Corporation $240,000. Said installment shall be paid as follows:

     (a) The first installment of $200,000 to be paid by Purchaser to Seller. See subparagraph 2(a)(ii); and

     (b) The remaining $40,000 shall be paid by reducing the outstanding principal balance of $40,000 owed by Purchaser to Seller pursuant to paragraph 2(a)(iv).

     9.  Post  Closing  Obligations  of  Jessop  and  Corporation.   Jessop  and
Corporation shall be the exclusive "co-expedition" leaders for all Seller's expeditions for a period of five years.

     10. Post-Closing Covenants; Registration Covenants. Purchaser agrees that with respect to the shares of stock of Newco, being transferred to Seller pursuant to paragraph 2(b) of this Agreement, Seller agrees:

          (a) To give Newco and Purchaser advance written notice of Seller's intention to effect any of Newco's common stock or other securities issued to Seller pursuant to paragraph 2(b).

          (b) That said notice must detail the circumstances of the proposed transfer and be accompanied by a written opinion of Seller's legal counsel regarding whether the transfer of the Newco common stock must be registered under ss. 5 of the Securities Act of 1933, as amended (" Securities Act"). If the opinion is that registration is required, the notice must include a demand that the Purchaser effects a registration. Upon receipt by the Purchaser of any such notice, the following provisions shall apply:

     (i) Immediately upon receiving the notice, the Purchaser will ask its counsel to render a written opinion regarding the necessity of registration, copies of which the Purchaser will furnish the holder and its counsel. If the Purchaser's counsel fails to render its opinion within twenty days of the Purchaser's request, the Purchaser will proceed as if its counsel had rendered an opinion concurring with the opinion of the holder's counsel.

     (ii) If the opinion of both counsel is that the proposed transfer may be effected without registration, the holder will thereupon be entitled to proceed with the transaction in accordance with his or her notice to the Purchaser.

     (iii) If counsel's opinion is that the proposed transfer may not be effected without registration, the Purchaser will use its best efforts to effect registration of the shares of Newco common stock under the Securities Act, in accordance with the holder's notice and the provisions of this section.

     (iv) If, however, the opinion of the Seller's counsel is that registration is not required and the Purchaser's counsel does not concur, Seller's counsel may submit the question to the staff of the Securities and Exchange Commission (the "SEC"). If the staff of the SEC issues a favorable "no-action" letter or advisory opinion with respect to the transaction, Seller's counsel will promptly furnish a copy thereof to the Purchaser and its counsel. Seller's counsel may thereupon transfer the shares of the Newco common stock covered by the opinion or no action letter in accordance with its terms.

Seller may not transfer its shares of Newco common stock until (x) the favorable opinions of counsel referred to in subparagraph (a)(ii) have been given; (y) the registration of the shares of Newco common stock referred to in subparagraph
(a)(iii) has been effective, or (z) the favorable advisory opinion or no-action letter referred to in subparagraph (a)(iv) has been received.

          (c) Notwithstanding anything to the contrary contained herein, if the shares acquired by Seller from Purchaser of Newco shares are not freely available to sell, then Seller shall have the right to include any percentage of its shares of Newco in any registration statement to be filed with the Securities and Exchange Commission pursuant to ss. 5 of the Securities Act of 1933. Said rights may be limited by the underwriter selling such shares of Newco to the public provided that the other selling shareholders of Newco shall proportionally reduce its shares in the registration statement to be filed with the Securities and Exchange Commission.

          11. Miscellaneous.

     (a) Entire Agreement. This Agreement is the entire understanding between the parties hereto. Neither of the parties hereto has made any representation, warranty, promise, covenant or undertaking other than set forth herein.

     (b) Waiver and Modification. Neither the Seller nor Purchaser may waive any of the provisions of this Agreement unless in writing or modify any provisions of the Agreement. This Agreement shall not be modified, changed or terminated, except in writing, signed by the party against whom such modification, change or termination is sought to be enforced.

     (c) Payment of Fees and Expenses. Each party hereto shall pay all fees and expenses of such party's respective counsel, accountants, and other experts and all other expenses incurred by such party incident to the negotiation, preparation and execution of this Agreement and the consummation of the transaction contemplated hereby, except that the Seller shall pay all of Purchaser's legal fees and expenses with respect to the negotiation, preparation and closing of this Agreement.

     (d) Remedies. Nothing contained herein is intended to or shall be construed to limit the remedies which either party may have against the other in the event of a breach of or default under this Agreement, it being intended that any remedies shall be cumulative and not exclusive.

     (e) Cooperation. Seller and Purchaser shall cooperate in connection with the transactions contemplated herein.

     (f) Notices. All notices, requests and other communications shall be deemed duly given if mailed, postage prepaid, registered or certified, return receipt requested, addressed to the parties below as follows or VIA FACSIMILE to the parties at their fax numbers set forth below:

                           If to Seller:

                           3340 Peachtree Road
                           Suite 1225
                           Atlanta, Georgia 30326

                           If to Purchaser:

                           P.O. Box 260
                           Providenciales
                           Turks and Caicos Islands, B.W.I.


or to such other address or fax number as either party may give by appropriate notice.

     (g) Counterpart. This Agreement may be executed in counterpart.

     (h) Governing Law. This Agreement shall be governed by the laws of the State of Georgia with respect to agreements wholly executed and performed in such state.

     (i) Headings. The headings of this Agreement or any sections hereof are inserted only for the purpose of convenient reference, and it is recognized that they may not accurately or adequately described the contents of the sections which they head. Such headings shall not be deemed to limit, cover, or in any way affect the scope, meaning or intent of this Agreement or any part hereof, nor shall they otherwise be given any legal effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                             RMS TITANIC, INC.

                                             -------------------------
                                             By


                                             ARGOSY INTERNATIONAL, LTD.

                                             -------------------------
                                             By

                                             DANEPATH, LTD.

                                             -------------------------
                                             By

                                             GRAHAM JESSOP

                                             -------------------------
                                             An individual